UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

APPLE REIT TEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-54651	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Ten, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 4, 2012, the same day the hotel opened for business, one of our indirect wholly-owned subsidiaries (the “purchasing subsidiary”) closed on the purchase of a newly constructed hotel located in Jacksonville, North Carolina. The hotel acquired by our purchasing subsidiary is a Home2 Suites® by Hilton hotel containing 105 guest rooms. The purchase price for the hotel was $12,000,000. The seller has no material relationship with us or our subsidiaries, other than through the purchase contract and other related contracts.

The purchase price was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the Jacksonville, North Carolina Home2 Suites closing described above, four of the closings have occurred under a series of purchase contracts executed on February 4, 2011 and February 25, 2011 for the potential purchase of five hotels. One purchase contract in this series was terminated on February 25, 2011. Accordingly, under this series of purchase contracts for the potential purchase of five hotels, all contracts have been either completed through purchase, or terminated. Additional information regarding four of the purchase contracts, including the purchase contract for this hotel, is set forth in our Form 8-K dated February 4, 2011 and filed with the Securities and Exchange Commission (“SEC”) on February 9, 2011, which is incorporated herein by reference. Additional information regarding one of the purchase contracts and the terminated contract is set forth in our Form 8-K dated February 25, 2011 and filed with the SEC on March 1, 2011, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.         Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

The hotel in Jacksonville, North Carolina described in item 2.01 of this report is part of a group of four hotels subject to a series of purchase contracts. The selling entities within this group of hotels are related to each other through common ownership. We have previously purchased the other hotels within this group. We have previously included financial statements regarding the applicable group of four hotels, in a Form 8-K/A (amendment no. 1 to current report on Form 8-K dated March 15, 2011, and originally filed, by the required date, on March 18, 2011) filed with the SEC on May 17, 2011, which is incorporated herein by reference.

b. Pro forma financial information.

See (a) immediately above. We have previously included pro forma financial information for the hotel in Jacksonville, North Carolina in a Form 8-K/A (amendment no. 1 to current report on Form 8-K dated March 15, 2011 and originally filed, by the required date, on March 18, 2011) filed with the SEC on May 17, 2011, which is incorporated herein by reference.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

May 9, 2012